                                                  Exhibit C.6.c



                                                  Execution Copy


               TENTH SUPPLEMENTAL LOAN AGREEMENT

                            Between

                   BUSINESS FINANCE AUTHORITY
                 OF THE STATE OF NEW HAMPSHIRE

                              and

                   NEW ENGLAND POWER COMPANY

                  Dated as of January 1, 1996

            Supplementing the Loan Agreement between
              The Industrial Development Authority
               of the State of New Hampshire and
                   New England Power Company
                 dated as of November 15, 1983,
                   as Heretofore Amended by a
               First Supplemental Loan Agreement
                  dated as of April 1, 1986, a
               Second Supplemental Loan Agreement
                 dated as of August 1, 1988, a
               Third Supplemental Loan Agreement
                  dated as of April 1, 1989, a
               Fourth Supplemental Loan Agreement
                dated as of November 1, 1990, a
               Fifth Supplemental Loan Agreement
                  dated as of June 15, 1991, a
               Sixth Supplemental Loan Agreement
                 dated as of January 1, 1993, a
              Seventh Supplemental Loan Agreement
                dated as of October 1, 1993, an
               Eighth Supplemental Loan Agreement
              dated as of December 1, 1993, and a
               Ninth Supplemental Loan Agreement
                  dated as of February 1, 1995

             $29,850,000 Business Finance Authority
                 of the State of New Hampshire
                Pollution Control Revenue Bonds
              (New England Power Company Project -
                  1990 Series B (Third Issue))

                       TABLE OF CONTENTS
               -----------------

Section 1.     Definitions........................................    1

Section 2.     Authority's Representation.........................    2

Section 3.     Issue of 1990 Series B Bonds (Third Issue) and
          Application of Proceeds Issue of Additional
          Series S G&R Bonds.................................    2

Section 4.     Rights and Duties of the Authority.................    2

Section 5.     Company Not to Impair Interest Exemption; Use of
          Project Facilities Rebate Covenant.................    4

Section 6.     Securities Laws....................................    4

Section 7.     Notices............................................    4

Section 8.     Severability.......................................    5

Section 9.     Counterparts.......................................    5

Section 10.    Captions...........................................    5

Section 11.    Governing Law......................................    5

Section 12.    Binding Effect.....................................    5

Section 13.    Obligations of the Company Under the
          Indenture..........................................    5

               TENTH SUPPLEMENTAL LOAN AGREEMENT

This Tenth Supplemental Loan Agreement dated as of January 1, 1996 (the "Tenth Supplemental Loan Agreement") is between-the Business Finance Authority of the State of New Hampshire, a body politic and corporate (previously named The Industrial Development Authority of the State of New Hampshire) established under Chapter 162-A:3 of the Revised Statutes of the State of New Hampshire (the "Authority"), and New England Power Company, a corporation organized and existing under the laws of The Commonwealth of Massachusetts (the "Company"). The Authority is authorized by Chapter 162-I of the Revised Statutes of the State of New Hampshire (the "Act") to finance pollution control facilities through the issue of its industrial revenue bonds. The purpose of this Tenth Supplemental Loan Agreement is to provide for the refunding of $29,850,000 of the Authority's 7.80% Pollution Control Revenue Bonds (New England Power Company - 1986 Series) (the "1986 Series Bonds") issued to pay a portion of the Company's share of the cost of pollution control facilities constructed at Unit No. 1 at the nuclear electric generating plant in the Town of Seabrook, Rockingham County, New Hampshire, pursuant to a Loan Agreement between the Authority and the Company dated as of November 15, 1983 (the "Original Loan Agreement"), to which this instrument is supplemental.

It is hereby agreed as follows:

     Section 1. Definitions.
     -----------------------

For purposes hereof, the following words shall have the following meanings:

     "Additional Series S G&R Bonds" means the General and Refunding Mortgage Bonds to be issued pursuant to Section 3 hereof in an amount equal to the aggregate principal amount of the 1990 Series B Bonds (Third Issue).

     "Authority's Service Charge for the 1990 Series B Bonds (Third Issue)" means a payment to the Authority for its own use of $223,875.00 on the date of the issue of the 1990 Series B Bonds (Third Issue).

     "Code" means the Internal Revenue Code of 1986, and the proposed, temporary, and final regulations thereunder.

     "Letter of Representation" means the letter from the Company addressed to and accepted by the Authority and the underwriter named therein (the "Underwriter") dated January 1, 1996 relating to the 1990 Series B Bonds (Third Issue).

     "Loan Agreement" means the Original Loan Agreement as amended and supplemented by the First Supplemental Loan Agreement dated as of April 1, 1986, the Second Supplemental Loan Agreement dated as of August 1, 1988, the Third Supplemental Loan Agreement dated as of April 1, 1989, the Fourth Supplemental Loan Agreement dated as of November 1, 1990, the Fifth Supplemental Loan Agreement dated as of June 15, 1991, the Sixth Supplemental Loan Agreement dated as of January 1, 1993, the Seventh Supplemental Loan Agreement dated as of October 1, 1993, the Eighth Supplemental Loan Agreement dated as of December 1, 1993, the Ninth Supplemental Loan Agreement dated as of February 1, 1995 and this Tenth Supplemental Loan Agreement.

     "Eleventh Supplemental Indenture" means the Eleventh Supplemental Indenture between the Authority and State Street Bank and Trust Company, as Trustee, dated as of January 1, 1996, relating to the 1990 Series B Bonds (Third Issue), supplementing and amending the Trust Indenture between the Authority and said Trustee (as successor to BayBank Middlesex) dated as of November 15, 1983 (the "Original Indenture" and, as supplemented and amended by the First Supplemental Indenture dated as of April 1, 1986, the Second Supplemental Indenture dated as of August 1, 1988, the Third Supplemental Indenture dated as of April 1, 1989, the Fourth Supplemental Indenture dated as of November 1, 1990, the Fifth Supplemental Indenture dated as of June 15, 1991, the Sixth Supplemental Indenture dated as of January 1, 1993, the Seventh Supplemental Indenture dated as of October 1, 1993, the Eighth Supplemental Indenture dated as of December 1, 1993, the Ninth Supplemental Indenture dated as of July 1, 1994, the Tenth Supplemental Indenture dated as of February 1, 1995 and the Eleventh Supplemental Indenture, the "Indenture").

     "1990 Series B Bonds (Third Issue)" means the Authority's $29,850,000 Pollution Control Revenue Bonds (New England Power Company Project - 1990 Series B (Third Issue)) issued pursuant to Section 3 hereof and the Indenture.

     "Underwriting Agreement" means the agreement between the Authority and the Underwriter dated January 1, 1996 relating to the 1990 Series B Bonds (Third Issue).

     Capitalized terms which are not defined herein but which are defined in the Original Loan Agreement shall have the respective meanings attributed to them therein.

     Section 2. Authority's Representation.
     --------------------------------------

     To induce the Company to enter into this Agreement, the Authority represents that the Authority is a body politic and corporate established under Chapter 162-A:3 of the Revised Statutes of the State of New Hampshire.

     Section 3. Issue of 1990 Series B Bonds (Third Issue) and
     Application of Proceeds.  Issue of Additional
     Series S G & R Bonds.
     ----------------------------------------------------------

     Subject to, and upon the terms and conditions of, the Underwriting Agreement, the Authority shall issue $29,850,000 aggregate principal amount of 1990 B Series Bonds (Third Issue) pursuant to the Act in the form and with the terms provided in the Indenture.

     The Authority shall loan to the Company $29,850,000 by depositing the Proceeds of the 1990 Series B Bonds (Third Issue) in the account in the Bond Fund for the 1986 Series Bonds established by the Indenture, to be applied by the Trustee, with other moneys, to the redemption of $29,850,000 principal amount of such series on April 1, 1996. The Company hereby agrees to repay the loan of the aggregate principal amount of the 1990 B Series Bonds (Third Issue), and to issue and deliver to the Trustee a like aggregate principal amount of its Additional Series S G&R Bonds in substantially the form set forth in the Fourteenth Supplemental Indenture to the General and Refunding Mortgage Indenture. The Additional Series S Bonds shall, together with $20,750,000 principal amount of Series S G&R Bonds heretofore issued and delivered to the Trustee, evidence the Company's obligation to repay the loans to it of the Proceeds of all the 1990 Series B Bonds. The Series S G&R Bonds shall be evidenced by one single fully registered bond registered in the name of the Trustee, which shall be nontransferable except as provided in the Indenture.

     Section 4. Rights and Duties of the Authority.
     ----------------------------------------------

(a) Indemnification of the Authority.
    ---------------------------------

     The Company agrees to indemnify and hold harmless the Authority and its directors, members, officers, employees and agents from and against any and all damages, losses, costs, charges, expenses, judgments and liabilities incurred by it or them arising out of any claim in connection with: the transactions contemplated by the Loan Agreement or the Indenture; the construction, financing, occupancy, management, maintenance, operation or use of Unit No. 1, or any accident, injury, or damage to any person occurring therein or thereabout; any act or omission of the Company or any of its agents, contractors, servants, employees or licensees; or the offering, issuance, sale or any resale of any Bond; except (i) to the extent caused by the willful dishonesty of or intentional violation of law by the party seeking indemnification, and (ii) to the extent based on information furnished by the Authority in writing specifically for use in any official statement or prospectus used in connection with the sale of Bonds. If any such claim is asserted, the Authority or its directors, members, officers, employees or agents, as the case may be, will give prompt notice to the Company, and the

Company will assume the defense thereof, with full power to litigate and compromise the same in its sole discretion.

     (b) Remedies of the Authority.
         --------------------------

     Notwithstanding any contrary provision in this Tenth Supplemental Loan Agreement, the Authority and any of its members, officers, employees or agents, as the case may be, shall have the right to take any action or make any decision with respect to proceedings for indemnity against liability and for collection or reimbursement from sources other than money or property held under the Indenture or subject to the lien thereof. The Authority may enforce its rights under the Loan Agreement which have not- been assigned to the Trustee, and each such member, officer, employee and agent may enforce his rights hereunder, by legal proceedings for the specific performance of any covenant or agreement contained herein or for the enforcement of any other appropriate legal or equitable remedy, and may recover damages caused by any breach by the Company of its obligations to the Authority or to such director, member, officer, employee or agent, as the case may be, under the Loan Agreement, including court costs, reasonable attorneys' fees and other costs and expenses incurred in enforcing such obligations.

     (c)  Responsibility.
          ---------------

     The Authority shall be entitled to the advice of counsel (who may also be counsel for the Company or the Trustee) and shall not be liable for any action taken or omitted to be taken in good faith in reliance on such advice. The Authority may rely conclusively on any notice, certificate or other document furnished to it under the Loan Agreement or the Indenture and reasonably believed by it to be genuine. The Authority shall not be liable for any action taken or omitted to be taken by it in good faith and reasonably believed by it to be within the discretion or power conferred upon it or beyond such discretion or power, as the case may be, or taken by it pursuant to any direction or instruction by which it is governed under the Loan Agreement or the Indenture or omitted to be taken by it by reason of the lack of direction or instruction required under the Loan Agreement or the Indenture for such action, or be responsible for the consequences of any error of judgment reasonably made by it. When any consent or other action by the Authority is called for by the Loan Agreement or the Indenture, the Authority may defer such action pending receipt of such evidence, if any, as it may require in support thereof. A permissive right or power to act shall not be construed as a requirement to act; and no delay in the exercise of a right or power shall affect the subsequent exercise of that right or power. The Authority shall in no event be liable for the application or misapplication of funds, or for other acts or defaults, by any person, firm or corporation except by its own directors, members, officers, agents and employees. No recourse shall be had by the Company, the Trustee or the holder of any Bond for any claim based on the Loan Agreement, the Indenture or the Bonds against any member, officer, agent or employee of the Authority unless such claim is based upon the willful dishonesty of, or intentional violation of law by, such person. No covenant, obligation or agreement of the Authority contained in the Loan Agreement or the Indenture shall be deemed to be a covenant, obligation or agreement of any present or future director, member, officer, employee or agent of the Authority in his individual capacity, and any member, officer or employee of the Authority executing a Bond shall not be liable personally on the Bond or be subject to any personal liability or accountability by reason of the issue thereof. The Authority shall be entitled to the benefits of
Section 23 of the Indenture in respect of actions taken or omitted to be taken by it under this Seventh Supplemental Loan Agreement.

     (d)  Financial Obligations; Operation of Facilities.
          -----------------------------------------------

     Nothing contained in the Loan Agreement or the Indenture shall in any way obligate the Authority to pay any debt or meet any financial obligation to any person at any time hereunder or in relation to the Bonds or the Project Facilities or Additional Facilities except from moneys (other than moneys received for its own purposes under the Loan Agreement) received under the provisions of the Loan Agreement and the Indenture or from the exercise of the Authority's rights under the Loan Agreement and the Indenture.

     Nothing contained in the Loan Agreement or the Indenture shall be construed to require or authorize the Authority to operate the Project Facilities, Unit No. 1 or Additional Facilities.

     (e)  Expenses of the Authority.
          --------------------------

     Except to the extent they have been paid or reimbursed from the Construction Fund, the Company shall pay or reimburse the Authority on demand for all reasonable fees, charges, expenses (including reasonable attorneys' fees) and disbursements directly related to the financing of the Project Facilities and Additional Facilities and the issuance of Bonds including, without limitation, the Authority's Service Charge for the 1990 Series B Bonds (Third Issue) and reimbursement for expenses reasonably incurred or advances reasonably made in the exercise of its rights or the performance of its obligations under the Loan Agreement or the Indenture, with interest at the rate specified in Section 14(g) of the Indenture.

     (f)  Matters to be Considered by Authority.
          --------------------------------------

In approving, concurring in or consenting to action of another party, or in exercising any discretion or in making any determination, the Authority may consider the interests of the public, which shall include the anticipated effect of any transaction on tax revenues and employment, as well as the interests of the other parties and the Bondholders; however, nothing herein shall be construed as conferring on any person other than the Company, the Trustee and the Bondholders any right to notice, hearing or participation in the Authority's consideration, and nothing in this subsection shall be construed as conferring on any of them any right additional to those conferred elsewhere herein.

     Section 5. Company Not to Impair Interest Exemption; Use of
           Project Facilities: Rebate Covenant.
     ------------------------------------------------------------

     The Company will not use any of the funds loaned to it by the Authority hereunder (or the income earned through the investment thereof) or, to the extent of its ownership and control, operate the facilities financed under the Indenture in any manner, and will not take any other action, which would impair the exclusion of interest on the Bonds from gross income for Federal income tax purposes. The Company's use of such facilities (or facilities replacing the same), shall, to the extent of its ownership and control, be in furtherance of the purpose of pollution control or solid waste disposal and otherwise in compliance with the Act and the Code. The Company will comply in all respects with the requirements of Code Section 148(f) in the event that Gross Proceeds of the 1990 Series B Bonds (Third Issue) are invested in Nonpurpose Investments with a Yield higher than the Yield on the 1990 Series B Bonds (Third Issue). The terms "Nonpurpose Investments," "Gross Proceeds" and "Yield" shall have the meanings given in Code Section 148 and the regulations promulgated thereunder and shall be applied as provided therein.

     Section 6. Securities Laws.
     ---------------------------

     In any remarketing of any Bonds, the Company shall at all times comply with, and shall cooperate with the Remarketing Agent to the extent necessary to permit the Remarketing Agent to comply with, applicable federal and state securities laws, including without limitation Rule 240.15c2-12 promulgated by the United States Securities and Exchange Commission.

     Section 7. Notices.
     -------------------

     All notices and directions to either party or to the Trustee shall be in writing and shall be deemed to be sufficiently given if sent by registered or certified mail or delivered during business hours to the Authority at Suite

302, 4 Park Street, Concord, New Hampshire 03301, Attention of its Executive Director; to the Company at 25 Research Drive, Westborough, Massachusetts 01582, Attention of its Treasurer; and to the Trustee at its Corporate Trust Department, Two International Place, Boston, Massachusetts 02110, or to such other address as the addressee shall have indicated by prior notice to the one giving the notice or direction in question.

Section 8. Severability.
------------------------

     In the event that any provision of this Tenth Supplemental Loan Agreement shall be held to be invalid in any circumstance, such invalidity shall not affect any other provisions or circumstances.

Section 9. Counterparts.
------------------------

     This Tenth Supplemental Loan Agreement may be executed and delivered in any number of counterparts, each of which shall be deemed to be an original, but such counterparts together shall constitute one and the same instrument.

Section 10. Captions.
---------------------

     The captions in this Tenth Supplemental Loan Agreement are for convenience only and shall not affect the construction hereof.

Section 11. Governing Law.
--------------------------

     This instrument shall be governed by the laws of The State of New
Hampshire.

Section 12. Binding Effect.
---------------------------

     This Tenth Supplemental Loan Agreement shall inure to the benefit of and be binding on the Authority and the Company and their respective successors and assigns (including, without limitation, the Trustee as grantee and assignee under the Indenture in accordance with all the terms thereof and hereof and for the purposes of Sections 4(a), 4(b), and 4(c) hereof the directors, members, officers, employees and agents of the Authority and their respective heirs, personal representatives and assigns.

Section 13. Obligations of the Company Under the Indenture.
-----------------------------------------------------------

     The Company hereby assumes and agrees to perform all of the obligations imposed upon it under the Indenture and shall be entitled to all rights and benefits granted to it or on its behalf thereunder.

     IN WITNESS WHEREOF, the parties have caused this Tenth Supplemental Loan Agreement to be duly executed and their respective seals to be hereunto affixed, all as of the dare first above written.

                    BUSINESS FINANCE AUTHORITY OF THE
                    STATE OF NEW HAMPSHIRE

[Seal]


                         s/
                    By: _____________________________
                              Executive Director


                    NEW ENGLAND POWER COMPANY

[Seal]
                         s/John G. Cochrane

                    By:  ______________________________
                              Assistant Treasurer


Attest:



s/Robert King Wulff
_____________________________
     Assistant Clerk

                                                  Execution Copy



              ELEVENTH SUPPLEMENTAL LOAN AGREEMENT

                            Between

                   BUSINESS FINANCE AUTHORITY
                 OF THE STATE OF NEW HAMPSHIRE

                              and

                   NEW ENGLAND POWER COMPANY

                  Dated as of January 15, 1996


            Supplementing the Loan Agreement between
              The Industrial Development Authority
               of the State of New Hampshire and
                   New England Power Company
                 dated as of November 15, 1983,
                   as Heretofore Amended by a
               First Supplemental Loan Agreement
                  dated as of April 1, 1986, a
               Second Supplemental Loan Agreement
                 dated as of August 1, 1988, a
               Third Supplemental Loan Agreement
                  dated as of April 1, 1989, a
               Fourth Supplemental Loan Agreement
                dated as of November 1, 1990, a
               Fifth Supplemental Loan Agreement
                  dated as of June 15, 1991, a
               Sixth Supplemental Loan Agreement
                 dated as of January 1, 1993, a
              Seventh Supplemental Loan Agreement
                dated as of October 1, 1993, an
               Eighth Supplemental Loan Agreement
                dated as of December 1, 1993, a
               Ninth Supplemental Loan Agreement
              dated as of February 1, 1995, and a
               Tenth Supplemental Loan Agreement
                  dated as of January 1, 1996

             $10,000,000 Business Finance Authority
                 of the State of New Hampshire
                Pollution Control Revenue Bonds
              (New England Power Company Project -
                  1990 Series A (Fifth Issue))

                        TABLE OF CONTENTS
                        -----------------

Section 1.     Definitions........................................    1

Section 2.     Authority's Representation ........................    2

Section 3.     Issue of 1990 Series A Bonds (Fifth Issue) and
          Application Issue of Additional Series R G&R
          Bonds..............................................    2

Section 4.     Rights and Duties of the Authority.................    2

Section 5.     Company Not to Impair Interest Exemption; Use of
          Project Facilities; Rebate Covenant................    4

Section 6.     Securities Laws....................................    4

Section 7.     Notices............................................    5

Section 8.     Severability.......................................    5

Section 9.     Counterparts.......................................    5

Section 10.    Captions...........................................    5

Section 11.    Governing Law .....................................    5

Section 12.    Binding Effect.....................................    5

Section 13.    Obligations of the Company Under the Indenture.....    5

               ELEVENTH SUPPLEMENTAL LOAN AGREEMENT

This Eleventh Supplemental Loan Agreement dated as of January 15, 1996 (the "Eleventh Supplemental Loan Agreement") is between the Business Finance Authority of the State of New Hampshire, a body politic and corporate (previously named The Industrial Development Authority of the State of New Hampshire) established under Chapter 162-A:3 of the Revised Statutes of the State of New Hampshire (the "Authority"), and New England Power Company, a corporation organized and existing under the laws of The Commonwealth of Massachusetts (the "Company"). The Authority is authorized by Chapter 162-I of the Revised Statutes of the State of New Hampshire (the "Act) to finance pollution control facilities through the issue of its industrial revenue bonds. The purpose of this Eleventh Supplemental Loan Agreement is to provide for the refunding of $10,000,000 of the Authority's Pollution Control Revenue Bonds (New England Power Company - 1991 Taxable Commercial Paper Series) (the "Taxable 1991 Series Bonds") issued to pay a portion of the Company's share of the cost of pollution control facilities constructed at Unit No. 1 at the nuclear electric generating plant in the Town of Seabrook, Rockingham County, New Hampshire, pursuant to a Loan Agreement between the Authority and the Company dated as of November 15, 1983 (the "Original Loan Agreement"), to which this instrument is supplemental.

     It is hereby agreed as follows:

     Section 1. Definitions.
     -----------------------

     For purposes hereof, the following words shall have the following meanings:

     "Additional Series R G&R Bonds" means the General and Refunding Mortgage Bonds to be issued pursuant to Section 3 hereof in an amount equal to the aggregate principal amount of the 1990 Series A Bonds (Fifth Issue).

     "Authority's Service Charge for the 1990 Series A Bonds (Fifth Issue)" means a payment to the Authority for its own use of $75,000.00 on the date of the issue of the 1990 Series A Bonds (Fifth Issue).

     "Code" means the Internal Revenue Code of 1986, and the proposed, temporary, and final regulations thereunder.

     "Letter of Representation" means the letter from the Company addressed to and accepted by the Authority and the underwriter named therein (the "Underwriter") dated January 15, 1996 relating to the 1990 Series A Bonds (Fifth Issue).

     "Loan Agreement" means the Original Loan Agreement as amended and supplemented by the First Supplemental Loan Agreement dated as of April 1, 1986, the Second Supplemental Loan Agreement dated as of August 1, 1988, the Third Supplemental Loan Agreement dated as of April 1, 1989, the Fourth Supplemental Loan Agreement dated as of November 1, 1990, the Fifth Supplemental Loan Agreement dated as of June 15, 1991, the Sixth Supplemental Loan Agreement dated as of January 1, 1993, the Seventh Supplemental Loan Agreement dated as of October 1, 1993, the Eighth Supplemental Loan Agreement dated as of December 1, 1993, the Ninth Supplemental Loan Agreement dated as of February 1, 1995, the Tenth Supplemental Loan Agreement dated as of January 1, 1996 and this Eleventh Supplemental Loan Agreement.

     "Twelfth Supplemental Indenture" means the Twelfth Supplemental Indenture between the Authority and State Street Bank and Trust Company, as Trustee, dated as of January 15, 1996, relating toe the 1990 Series A Bonds (Fifth Issue), supplementing and amending the Trust Indenture between the Authority and said Trustee (as successor to BayBank Middlesex) dated as of November 15, 1983 (the "Original Indenture" and, as supplemented and amended by the First Supplemental Indenture dated as of April 1, 1986, the Second Supplemental Indenture dated as of August 1, 1988, the Third Supplemental Indenture dated as of April 1, 1989, the Fourth Supplemental Indenture dated as of November 1, 1990, the Fifth Supplemental Indenture dated as of June 15, 1991, the Sixth Supplemental Indenture dated as of January 1, 1993, the Seventh Supplemental Indenture dated as of October 1, 1993, the Eighth

Supplemental Indenture dated as of December 1, 1993, the Ninth Supplemental Indenture dated as of July 1, 1994, the Tenth Supplemental Indenture dated as of February 1, 1995, the Eleventh Supplemental Indenture dated as of January 1, 1995 and the Twelfth Supplemental Indenture, the "Indenture").

     "1990 Series A Bonds (Fifth Issue)" means the Authority's $10,000,000 Pollution Control Revenue Bonds (New England Power Company Project - 1990 Series A (Fifth Issue)) issued pursuant to Section 3 hereof and the Indenture.

     "Underwriting Agreement" means the agreement between the Authority and the Underwriter dated January 15, 1996 relating to the 1990 Series A Bonds (Fifth Issue).

     Capitalized terms which are not defined herein but which are defined in the Original Loan Agreement shall have the respective meanings attributed to them therein.

     Section 2. Authority's Representation.
     --------------------------------------

     To induce the Company to enter into this Agreement, the Authority represents that the Authority is a body politic and corporate established under Chapter 162-A:3 of the Revised Statutes of the State of New Hampshire.

     Section 3. Issue of 1990 Series A Bonds (Fifth Issue) and Application of Proceeds. Issue of Additional Series R G&R Bonds.
     ------------------------------------------------------------------------

     Subject to, and upon the terms and conditions of, the Underwriting Agreement, the Authority shall issue $10,000,000 aggregate principal amount of 1990 A Series Bonds (Fifth Issue) pursuant to the Act in the form and with the terms provided in the Indenture.

     The Authority shall loan to the Company $10,000,000 by depositing the Proceeds of the 1990 Series A Bonds (Fifth Issue) in the account in the Bond Fund for the Taxable 1991 Series Bonds established by the Indenture, to be applied by the Trustee, with other moneys, to the redemption of $10,000,000 principal amount of such series on the date of receipt by the Trustee. The Company hereby agrees to repay the loan of the aggregate principal amount of the 1990 A Series Bonds (Fifth Issue), and to issue and deliver to the Trustee a like aggregate principal amount of its Additional Series R G&R Bonds in substantially the form set forth in the Fourteenth Supplemental Indenture to the General and Refunding Mortgage Indenture. The Additional Series R Bonds shall, together with $117,850,000 principal amount of Series R G&R Bonds heretofore issued and delivered to the Trustee, evidence the Company's obligation to repay the loans to it of the Proceeds of all the 1990 Series A Bonds. The Series R G&R Bonds shall be evidenced by one single fully registered bond registered in the name of the Trustee, which shall be nontransferable except as provided in the Indenture.

     Section 4. Rights and Duties of the Authority.
     ----------------------------------------------

     (a) Indemnification of the Authority.
         ---------------------------------

     The Company agrees to indemnify and hold harmless the Authority and its directors, members, officers, employees and agents from and against any and all damages, losses, costs, charges, expenses, judgments and liabilities incurred by it or them arising out of any claim in connection with: the transactions contemplated by the Loan Agreement or the Indenture; the construction, financing, occupancy, management, maintenance, operation or use of Unit No. 1, or any accident, injury, or damage to any person occurring therein or thereabout; any act or omission of the Company or any of its agents, contractors, servants, employees or licensees; or the offering, issuance, sale or any resale of any Bond; except (I) to the extent caused by the willful dishonesty of or intentional violation of law by the party seeking indemnification, and (ii) to the extent based on information furnished by the Authority in writing specifically for use in any official statement or prospectus used in connection with the sale of Bonds. If any such claim is asserted, the Authority or its directors, members, officers, employees or agents, as the case may be, will give prompt notice to the Company, and the Company will assume the defense thereof, with full power to litigate and compromise the same in its sole discretion.

(b) Remedies of the Authority.
    --------------------------

     Notwithstanding any contrary provision in this Eleventh Supplemental
Loan Agreement, the Authority and any of its members, officers, employees or agents, as the case may be, shall have the right to take any action or make any decision with respect to proceedings for indemnity against liability and for collection or reimbursement from sources other than money or property held under the Indenture or subject to the lien thereof. The Authority may enforce its rights under the Loan Agreement which have not been assigned to the Trustee, and each such member, officer, employee and agent may enforce his rights hereunder, by legal proceedings for the specific performance of any covenant or agreement contained herein or for the enforcement of any other appropriate legal or equitable remedy, and may recover damages caused by any breach by the Company of its obligations to the Authority or to such director, member, officer, employee or agent, as the case may be, under the Loan Agreement, including court costs, reasonable attorneys' fees and other costs and expenses incurred in enforcing such obligations.

     (c) Responsibility.
         ---------------

     The Authority shall be entitled to the advice of counsel (who may also be counsel for the Company or the Trustee) and shall not be liable for any action taken or omitted to be taken in good faith in reliance on such advice. The Authority may rely conclusively on any notice, certificate or other document furnished to it under the Loan Agreement or the Indenture and reasonably believed by it to be genuine. The Authority shall not be liable for any action taken or omitted to be taken by it in good faith and reasonably believed by it to be within the discretion or power conferred upon it or beyond such discretion or power, as the case may be, or taken by it pursuant to any direction or instruction by which it is governed under the Loan Agreement or the Indenture or omitted to be taken by it by reason of the lack of direction or instruction required under the Loan Agreement or the Indenture for such action, or be responsible for the consequences of any error of judgment reasonably made by it. When any consent or other action by the Authority is called for by the Loan Agreement or the Indenture, the Authority may defer such action pending receipt of such evidence, if any, as it may require in support thereof. A permissive right or power to act shall not be construed as a requirement to act; and no delay in the exercise of a right or power shall affect the subsequent exercise of that right or power. The Authority shall in no event be liable for the application or misapplication of funds, or for other acts or defaults, by any person, firm or corporation except by its own directors, members, officers, agents and employees. No recourse shall be had by the Company, the Trustee or the holder of any Bond for any claim based on the Loan Agreement, the Indenture or the Bonds against any member, officer, agent or employee of the Authority unless such claim is based upon the willful dishonesty of, or intentional violation of law by, such person. No covenant, obligation or agreement of the Authority contained in the Loan Agreement or the Indenture shall be deemed to be a covenant, obligation or agreement of any present or future director, member, officer, employee or agent of the Authority in his individual capacity, and any member, officer or employee of the Authority executing a Bond shall not be liable personally on the Bond or be subject to any personal liability or accountability by reason of the issue thereof. The Authority shall be entitled to the benefits of
Section 23 of the Indenture in respect of actions taken or omitted to be taken by it under this Seventh Supplemental Loan Agreement.

     (d)  Financial Obligations; Operation of Facilities.
          -----------------------------------------------

     Nothing contained in the Loan Agreement or the Indenture shall in any way obligate the Authority to pay any debt or meet any financial obligation to any person at any time hereunder or in relation to the Bonds or the Project Facilities or Additional Facilities except from moneys (other than moneys received for its own purposes under the Loan Agreement) received under the provisions of the Loan Agreement and the Indenture or from the exercise of the Authority's rights under the Loan Agreement and the Indenture.

     Nothing contained in the Loan Agreement or the Indenture shall be construed to require or authorize the Authority to operate the Project Facilities, Unit No. 1 or Additional Facilities.

     (e) Expenses of the Authority.
         --------------------------

     Except to the extent they have been paid or reimbursed from the Construction Fund, the Company shall pay or reimburse the Authority on demand for all reasonable fees, charges, expenses (including reasonable attorneys' fees) and disbursements directly related to the financing of the Project Facilities and Additional Facilities and the issuance of Bonds including, without limitation, the Authority's Service Charge for the 1990 Series A Bonds (Fifth Issue) and reimbursement for expenses reasonably incurred or advances reasonably made in the exercise of its rights or the performance of its obligations under the Loan Agreement or the Indenture, with interest at the rate specified in Section 14(g) of the Indenture.

     (f) Matters to be Considered by Authority.
         --------------------------------------

     In approving, concurring in or consenting to action of another party, or in exercising any discretion or in making any determination, the Authority may consider the interests of the public, which shall include the anticipated effect of any transaction on tax revenues and employment, as well as the interests of the other parties and the Bondholders; however, nothing herein shall be construed as conferring on any person other than the Company, the Trustee and the Bondholders any right to notice, hearing or participation in the Authority's consideration, and nothing in this subsection shall be construed as conferring on any of them any right additional to those conferred elsewhere herein.

     Section 5. Company Not to Impair Interest Exemption: Use of Project
     Facilities: Rebate Covenant.
     -------------------------------------------------------------------

     The Company will not use any of the funds loaned to it by the Authority hereunder (or the income earned through the investment thereof) or, to the extent of its ownership and control, operate the facilities financed under the Indenture in any manner, and will not take any other action, which would impair the exclusion of interest on the Bonds from gross income for Federal income tax purposes. The Company's use of such facilities (or facilities replacing the same), shall, to the extent of its ownership and control, be in furtherance of the purpose of pollution control or solid waste disposal and otherwise in compliance with the Act and the Code. The Company will comply in all respects with the requirements of Code Section 148(f) in the event that Gross Proceeds of the 1990 Series A Bonds (Fifth Issue) are invested in Nonpurpose Investments with a Yield higher than the Yield on the 1990 Series A Bonds (Fifth Issue).

     The terms "Nonpurpose Investments," gross Proceeds" and "Yield" shall have the meanings given in Code Section 148 and the regulations promulgated thereunder and shall be applied as provided therein.

     Section 6. Securities Laws.
     ---------------------------

     In any remarketing of any 1990 Series A Bonds, the Company shall at all times comply with, and shall cooperate with the Remarketing Agent to the extent necessary to permit the Remarketing Agent to comply with, applicable federal and state securities laws, including without limitation Rule 240.15c2-12 promulgated by the United States Securities and Exchange Commission.

     Section 7. Notices.
     -------------------

     All notices and directions to either party or to the Trustee shall be in writing and shall be deemed to be sufficiently given if sent by registered or certified mail or delivered during business hours to the Authority at Suite 302, 4 Park Street, Concord, New Hampshire 03301, Attention of its Executive Director; to the Company at 25 Research Drive, Westborough, Massachusetts 01582, Attention of its Treasurer; and to the Trustee at its Corporate Trust Department, Two International Place, Boston, Massachusetts 02110, or to such other address as the addressee shall have indicated by prior notice to the one giving the notice or direction in question.

     Section 8. Severability.
     ------------------------

     In the event that any provision of this Eleventh Supplemental Loan Agreement shall be held to be invalid in any circumstance, such invalidity shall not affect any other provisions or circumstances.

     Section 9. Counterparts.
     ------------------------

     This Eleventh Supplemental Loan Agreement may be executed and delivered in any number of counterparts, each of which shall be deemed to be an original, but such counterparts together shall constitute one and the same instrument.

     Section 10. Captions.
     ---------------------

     The captions in this Eleventh Supplemental Loan Agreement are for convenience only and shall not affect the construction hereof.

     Section 11. Governing Law.
     --------------------------

     This instrument shall be governed by the laws of The State of New
Hampshire.

     Section 12. Binding Effect.
     ---------------------------

     This Eleventh Supplemental Loan Agreement shall inure to the benefit of and be binding on the Authority and the Company and their respective successors and assigns (including, without limitation, the Trustee as grantee and assignee under the Indenture in accordance with all the terms thereof and hereof) and for the purposes of Sections 4(a), 4(b), and 4(c) hereof the directors, members, officers, employees and agents of the Authority and their respective heirs, personal representatives and assigns.

     Section 13. Obligations of the Company Under the Indenture.
     -----------------------------------------------------------

     The Company hereby assumes and agrees to perform all of the obligations imposed upon it under the Indenture and shall be entitled to all rights and benefits granted to it or on its behalf thereunder.

     IN WITNESS WHEREOF, the parties have caused this Eleventh Supplemental Loan Agreement to be duly executed and their respective seals to be hereunto affixed, all as of the date first above written.

                              BUSINESS FINANCE AUTHORITY OF THE
                              STATE OF NEW HAMPSHIRE

[Seal]

                                   s/
                              By: ______________________________
                                        Executive Director




                              NEW ENGLAND POWER COMPANY

[Seal]


                                   s/ John G. Cochrane
                              By: ________________________
                                    ASSISTANT TREASURER



Attest:



s/Kirk L. Ramsauer
______________________________
        Assistant Clerk

                                             Execution Copy

              TWELFTH SUPPLEMENTAL LOAN AGREEMENT

                            Between

                   BUSINESS FINANCE AUTHORITY
                 OF THE STATE OF NEW HAMPSHIRE

                              and

                   NEW ENGLAND POWER COMPANY

                  Dated as of December 1, 1996

            Supplementing the Loan Agreement between
              The industrial Development Authority
               of the State of New Hampshire and
                   New England Power Company
                 dated as of November 15, 1983,
                   as Heretofore Amended by a
               First Supplemental Loan Agreement
                  dated as of April 1, 1986, a
               Second Supplemental Loan Agreement
                 dated as of August 1, 1988, a
               Third Supplemental Loan Agreement
                  dated as of April 1, 1989, a
               Fourth Supplemental Loan Agreement
                dated as of November 1, 1990, a
               Fifth Supplemental Loan Agreement
                  dated as of June 15, 1991, a
               Sixth Supplemental Loan Agreement
                 dated as of January 1, 1993, a
              Seventh Supplemental Loan Agreement
                dated as of October 1, 1993, an
               Eighth Supplemental Loan Agreement
                dated as of December 1, 1993, a
               Ninth Supplemental Loan Agreement
                dated as of February 1, 1995, a
               Tenth Supplemental Loan Agreement
              dated as of January 1, 1996, and an
              Eleventh Supplemental Loan Agreement
                  dated as of January 15, 1996

             $8,000,000 Business Finance Authority
                 of the State of New Hampshire
                Pollution Control Revenue Bonds
              (New England Power Company Project -
                  1990 Series A (Sixth Issue))

                        TABLE OF CONTENTS
                        ------------------

Section 1.     Definitions........................................    1

Section 2.     Authority's Representation.........................    2

Section 3.     Issue of 1990 Series A Bonds (Sixth Issue) and
          Application of Proceeds.  Issue of Additional
          Series R G&R Bonds. Payment of Bonds...............    2

Section 4.     Rights and Duties of the Authority.................    2

Section 5.     Company Not to Impair Interest Exemption;
          Use of Project Facilities; Rebate Covenant.........    4

Section 6.     Amendments to Original Loan Agreement..............    4

Section 7.     Securities Laws....................................    5

Section 8.     Notices............................................    5

Section 9.     Severability.......................................    5

Section 10.    Counterparts.......................................    5

Section 11.    Captions...........................................    6

Section 12.    Governing Law......................................    6

Section 13.    Binding Effect.....................................    6

Section 14.    Obligations of the Company Under the
          Indenture..........................................    6

              TWELFTH SUPPLEMENTAL LOAN AGREEMENT

     This Twelfth Supplemental Loan Agreement dated as of December 1, 1996 (the "Twelfth Supplemental Loan Agreement") is between the Business Finance Authority of the State of New Hampshire, a body politic and corporate (previously named The Industrial Development Authority of the State of New Hampshire) established under Chapter 162-A:3 of the Revised Statutes of the State of New Hampshire (the "Authority"), and New England Power Company, a corporation organized and existing under the laws of The Commonwealth of Massachusetts (the "Company"). The Authority is authorized by Chapter 162-I of the Revised Statutes of the State of New Hampshire (the "Act") to finance pollution control facilities through the issue of its industrial revenue bonds. The purpose of this Twelfth Supplemental Loan Agreement is to provide for the refunding of $8,000,000 of the Authority's Pollution Control Revenue Bonds (New England Power Company - 1991 Taxable Commercial Paper Series) (the "Taxable 1991 Series Bonds) issued to pay a portion of the Company's share of the cost of pollution control facilities constructed at Unit No. 1 at the nuclear electric generating plant in the Town of Seabrook, Rockingham County, New Hampshire, pursuant to a Loan Agreement between the Authority and the Company dated as of November 15, 1983 (the "Original Loan Agreement), to which this instrument is supplemental.

It is hereby agreed as follows:

Section 1. Definitions.
-----------------------

     For purposes hereof, the following words shall have the following meanings:

     "Additional Series R G&R Bonds" means the General and Refunding Mortgage Bonds to be issued pursuant to Section 3 hereof in an amount equal to the aggregate principal amount of the 1990 Series A Bonds (Sixth Issue).

     "Authority's Service Charge for the 1990 Series A Bonds (Sixth Issue)" means a payment to the Authority for its own use of $60,000.00 on the date of the issue of the 1990 Series A Bonds (Sixth Issue).

     "Code" means the Internal Revenue Code of 1986, and the proposed, temporary, and final regulations thereunder.

     "Letter of Representation" means the letter from the Company addressed to and accepted by the Authority and the underwriter named therein (the "Underwriter") dated December 1, 1996 relating to the 1990 Series A Bonds (Sixth Issue).

     "Loan Agreement" means the Original Loan Agreement as amended and supplemented by the First Supplemental Loan Agreement dated as of April 1, 1986, the Second Supplemental Loan Agreement dated as of August 1, 1988, the Third Supplemental Loan Agreement dated as of April 1, 1989, the Fourth Supplemental Loan Agreement dated as of November 1, 1990, the Fifth Supplemental Loan Agreement dated as of June 15, 1991, the Sixth Supplemental Loan Agreement dated as of January 1, 1993, the Seventh Supplemental Loan Agreement dated as of October 1, 1993, the Eighth Supplemental Loan Agreement dated as of December 1, 1993, the Ninth Supplemental Loan Agreement dated as of February 1, 1995, the Tenth Supplemental Loan Agreement dated as of January 1, 1996, the Eleventh Supplemental Loan Agreement dated as of January 15, 1996 and this Twelfth Supplemental Loan Agreement.

     "Thirteenth Supplemental Indenture" means the Thirteenth Supplemental Indenture between the Authority and State Street Bank and Trust Company, as Trustee, dated as of December 1, 1996, relating to the 1990 Series A Bonds (Sixth Issue), supplementing and amending the Trust Indenture between the Authority and said Trustee (as successor to BayBank Middlesex) dated as of November 15, 1983 (the "Original Indenture" and, as supplemented and amended by the First Supplemental Indenture dated as of April 1, 1986, the Second Supplemental Indenture dated as of August 1, 1988, the Third Supplemental Indenture dated as of April 1, 1989, the Fourth Supplemental Indenture dated as of November 1, 1990, the Fifth Supplemental Indenture dated as of June 15, 1991, the Sixth Supplemental Indenture dated as of January 1, 1993, the

Seventh Supplemental Indenture dated as of October 1, 1993, the Eighth Supplemental Indenture dated as of December 1, 1993, the Ninth Supplemental Indenture dated as of July 1, 1994, the Tenth Supplemental Indenture dated as of February 1, 1995, the Eleventh Supplemental Indenture dated as of January 1, 1995, the Twelfth Supplemental Indenture dated as of January 15, 1996 and the Thirteenth Supplemental Indenture, the "Indenture).

     "1990 Series A Bonds (Sixth Issue)" means the Authority's $8,000,000 Pollution Control Revenue Bonds (New England Power Company Project - 1990 Series A (Sixth Issue)) issued pursuant to Section 3 hereof and the Indenture.

     "Underwriting Agreement" means the agreement between the Authority and the Underwriter dated December 19, 1996 relating to the 1990 Series A Bonds (Sixth Issue).

     Capitalized terms which are not defined herein but which are defined in the Original Loan Agreement shall have the respective meanings attributed to them therein.

     Section 2. Authority's Representation.
     --------------------------------------

     To induce the Company to enter into this Agreement, the Authority represents that the Authority is a body politic and corporate established under Chapter 162-A:3 of the Revised Statutes of the State of New Hampshire.

     Section 3. Issue of 1990 Series A Bonds (Sixth Issue) and Application of Proceeds. Issue of Additional Series R G&R Bonds.
     ---------------------------------------------------------------------

     Payment of Bonds. Subject to, and upon the terms and conditions of, the Underwriting Agreement, the Authority shall issue $8,000,000 aggregate principal amount of 1990 A Series Bonds (Sixth Issue) pursuant to the Act in the form and with the terms provided in the Indenture.

     The Authority shall loan to the Company $8,000,000 by depositing the Proceeds of the 1990 Series A Bonds (Sixth Issue) in the account in the Bond Fund for the Taxable 1991 Series Bonds established by the Indenture, to be applied by the Trustee, with other moneys, to the redemption of $8,000,000 principal amount of such series on the date of receipt by the Trustee. The Company hereby agrees to repay the loan of the aggregate principal amount of the 1990 A Series Bonds (Sixth Issue), and to issue and deliver to the Trustee a like aggregate principal amount of its Additional Series R G&R Bonds in substantially the form set forth in the Fourteenth Supplemental Indenture to the General and Refunding Mortgage Indenture. The Additional Series R Bonds shall, together with $127,850,000 principal amount of Series R G&R Bonds heretofore issued and delivered to the Trustee, evidence the Company's obligation to repay the loans to it of the Proceeds of all the 1990 Series A Bonds. The Series R G&R Bonds shall be evidenced by one single fully registered bond registered in the name of the Trustee, which shall be nontransferable except as provided in the Indenture. If the General and Refunding Mortgage Bonds are surrendered to the Company pursuant to Section 16A of the Indenture, the Company shall nevertheless remain obligated to make payments to the Bond Fund in amounts and at times sufficient to pay when due the principal of, premium, if any, and interest on the Bonds, and such obligation shall be absolute and unconditional, binding and enforceable against the Company in all circumstances as provided in the Act and not subject to set-off, recoupment, or counterclaim.

     Section 4. Rights and Duties of the Authority.
     -----------------------------------------------

     (a) Indemnification of the Authority.
         ---------------------------------

     The Company agrees to indemnify and hold harmless the Authority and its directors, members, officers, employees and agents from and against any and all damages, losses, costs, charges, expenses, judgments and liabilities incurred by it or them arising out of any claim in connection with: the transactions contemplated by the Loan Agreement or the Indenture; the construction, financing, occupancy, management, maintenance, operation or use of Unit No. 1, or any accident, injury, or damage to any person occurring therein or thereabout; any act or omission of the Company or any of its agents, contractors, servants, employees or licensees; or the offering, issuance, sale or any resale of any Bond; except (I) to the extent caused by the willful dishonesty of or intentional violation of law by the party seeking indemnification, and (ii) to the extent based on information furnished by the Authority in writing specifically for use in any official statement or prospectus used in connection with the sale of Bonds. If any such claim is asserted, the Authority or its directors, members, officers, employees or agents, as the case may be, will give prompt notice to the Company, and the Company will assume the defense thereof, with full power to litigate and compromise the same in its sole discretion.

     (b) Remedies of the Authority.
         --------------------------

     Notwithstanding any contrary provision in this Twelfth Supplemental Loan Agreement, the Authority and any of its members, officers, employees or agents, as the case may be, shall have the right to take any action or make any decision with respect to proceedings for indemnity against liability and for collection or reimbursement from sources other than money or property held under the Indenture or subject to the lien thereof. The Authority may enforce its rights under the Loan Agreement which have not been assigned to the Trustee, and each such member, officer, employee and agent may enforce his rights hereunder, by legal proceedings for the specific performance of any covenant or agreement contained herein or for the enforcement of any other appropriate legal or equitable remedy, and may recover damages caused by any breach by the Company of its obligations to the Authority or to such director, member, officer, employee or agent, as the case may be, under the Loan Agreement, including court costs, reasonable attorneys' fees and other costs and expenses incurred in enforcing such obligations.

     (c) Responsibility.
         ---------------

     The Authority shall be entitled to the advice of counsel (who may also be counsel for the Company or the Trustee) and shall not be liable for any action taken or omitted to be taken in good faith in reliance on such advice. The Authority may rely conclusively on any notice, certificate or other document furnished to it under the Loan Agreement or the Indenture and reasonably believed by it to be genuine. The Authority shall not be liable for any action taken or omitted to be taken by it in good faith and reasonably believed by it to be within the discretion or power conferred upon it or beyond such discretion or power, as the case may be, or taken by it pursuant to any direction or instruction by which it is governed under the Loan Agreement or the Indenture or omitted to be taken by it by reason of the lack of direction or instruction required under the Loan Agreement or the Indenture for such action, or be responsible for the consequences of any error of judgment reasonably made by it. When any consent or other action by the Authority is called for by the Loan Agreement or the Indenture, the Authority may defer such action pending receipt of such evidence, if any, as it may require in support thereof. A permissive right or power to act shall not be construed as a requirement to act; and no delay in the exercise of a right or power shall affect the subsequent exercise of that right or power. The Authority shall in no event be liable for the application or misapplication of funds, or for other acts or defaults, by any person, firm or corporation except by its own directors, members, officers, agents and employees. No recourse shall be had by the Company, the Trustee or the holder of any Bond for any claim based on the Loan Agreement, the Indenture or the Bonds against any member, officer, agent or employee of the Authority unless such claim is based upon the willful dishonesty of, or intentional violation of law by, such person. No covenant, obligation or agreement of the Authority contained in the Loan Agreement or the Indenture shall be deemed to be a covenant, obligation or agreement of any present or future director, member, officer, employee or agent of the Authority in his individual capacity, and any member, officer or employee of the Authority executing a Bond shall not be liable personally on the Bond or be subject to any personal liability or accountability by reason of the issue thereof. The Authority shall be entitled to the benefits of
Section 23 of the Indenture in respect of actions taken or omitted to be taken by it under this Twelfth Supplemental Loan Agreement.

     (d) Financial Obligations; Operation of Facilities.
         -----------------------------------------------

     Nothing contained in the Loan Agreement or the Indenture shall in any way obligate the Authority to pay any debt or meet any financial obligation to any person at any time hereunder or in relation to the Bonds or the Project Facilities or Additional Facilities except from moneys (other than moneys received for its own purposes under the Loan Agreement) received under the provisions of the Loan Agreement and the Indenture or from the exercise of the Authority's rights under the Loan Agreement and the Indenture.

     Nothing contained in the Loan Agreement or the Indenture shall be construed to require or authorize the Authority to operate the Project Facilities, Unit No. 1 or Additional Facilities.

     (e) Expenses of the Authority.
         --------------------------

     Except to the extent they have been paid or reimbursed from the Construction Fund, the Company shall pay or reimburse the Authority on demand for all reasonable fees, charges, expenses (including reasonable attorneys' fees) and disbursements directly related to the financing of the Project Facilities and Additional Facilities and the issuance of Bonds including, without limitation, the Authority's Service Charge for the 1990 Series A Bonds (Sixth Issue) and reimbursement for expenses reasonably incurred or advances reasonably made in the exercise of its- rights or the performance of its obligations under the Loan Agreement or the Indenture, with interest at the rate specified in Section 14(g) of the Indenture.

     (f) Matters to be Considered by Authority.
         --------------------------------------

     In approving, concurring in or consenting to action of another party, or in exercising any discretion or in making any determination, the Authority may consider the interests of the public, which shall include the anticipated effect of any transaction on tax revenues and employment, as well as the interests of the other parties and the Bondholders; however, nothing herein shall be construed as conferring on any person other than the Company, the Trustee and the Bondholders any right to notice, hearing or participation in the Authority's consideration, and nothing in this subsection shall be construed as conferring on any of them any right additional to those conferred elsewhere herein.

     Section 5. Company Not to impair Interest Exemption: Use of Rebate
     Covenant.
     ------------------------------------------------------------------

     The Company will not use any of the funds loaned to it by the Authority hereunder (or the income earned through the investment thereof) or, to the extent of its ownership and control, operate the facilities financed under the Indenture in any manner, and will not take any other action, which would impair the exclusion of interest on the Bonds from gross income for Federal income tax purposes. The Company's use of such facilities (or facilities replacing the same), shall, to the extent of its ownership and control, be in furtherance of the purpose of pollution control or solid waste disposal and otherwise in compliance with the Act and the Code. The Company will comply in all respects with the requirements of Code Section 148(f) in the event that Gross Proceeds of the 1990 Series A Bonds (Sixth Issue) are invested in Nonpurpose Investments with a Yield higher than the Yield on the 1990 Series A Bonds (Sixth Issue). The terms "Nonpurpose investments "Gross Proceeds" and "Yield" shall have the meanings given in Code Section 148 and the regulations promulgated thereunder and shall be applied as provided therein.

     Section 6. Amendments to Original Loan Agreement.
     -------------------------------------------------

     Upon the surrender to the Company of the General and Refunding Mortgage Bonds held by the Trustee pursuant to Section 16A of the Original Indenture (as added by the Thirteenth Supplemental Indenture), the Loan Agreement shall be amended as follows:

     Section 6(c) of the Original Loan Agreement shall read as follows:

     (c)  Maintenance of Corporate Existence: Assignment of Rights and
          Obligations: qualification in New Hampshire.
          ------------------------------------------------------------

     It will maintain its corporate existence and will not dissolve, merge or consolidate into another corporation, or permit one or more other corporations to merge into it, unless the successor corporation assumes in writing the Company's obligations under the Loan Agreement and the Indenture. The Company may assign its rights and obligations under this Agreement immediately after a mandatory tender of all of the Bonds for purchase pursuant to Section 2.09 of the Fourth Supplemental Indenture (including the mandatory tender upon which the General and Refunding Mortgage Bonds are surrendered by the Trustee), provided that the assignee of such rights and obligations is a member of the same affiliated group within the meaning of Code Section 1504 and such assignee assumes in writing all of the Company's obligations under the Loan Agreement and the Indenture. The Company shall not dispose of all or substantially all of its assets, unless either (I) the transferee of such assets assumes in writing the Company's obligations under the Loan Agreement and the Indenture or (ii) such disposition occurs immediately after a mandatory tender for purchase of all of the Bonds pursuant to Section 2.09 of the Fourth Supplemental Indenture. So long as the Bonds are outstanding, the Company (including any successor, assignee, or transferee under this Section 6(c)) shall at all times either be organized under the laws of New Hampshire or qualified to do business therein and shall at all times be in good standing in New Hampshire.

     The second sentence of Section 10 of the Original Loan Agreement is amended to read as follows:

     This Agreement shall not be assignable, except as permitted by Section 6(c) hereof, and except that the Authority shall assign to the Trustee all of the Authority's rights under this Agreement (except the rights to receive payments for its own purposes under Sections 6(d) and 9 hereof).

     Section 7. Securities Laws.
     ---------------------------

     In any remarketing of any 1990 Series A Bonds, the Company shall at all times comply with, and shall cooperate with the Remarketing Agent to the extent necessary to permit the Remarketing Agent to comply with, applicable federal and state securities laws, including without limitation Rule 240.15c2-12 promulgated by the United States Securities and Exchange Commission.

     Section 8. Notices.
     -------------------

     All notices and directions to either party or to the Trustee shall be in writing and shall be deemed to be sufficiently given if sent by registered or certified mail or delivered during business hours to the Authority at Suite 101, 14 Dixon Avenue, Concord, New Hampshire 03301, Attention of its Executive Director; to the Company at 25 Research Drive, Westborough, Massachusetts 01582, Attention of its Treasurer; and to the Trustee at its Corporate Trust Department, Two International Place, Boston, Massachusetts 02110, or to such other address as the addressee shall have indicated by prior notice to the one giving the notice or direction in question.

     Section 9. Severability.
     ------------------------

     In the event that any provision of this Twelfth Supplemental Loan Agreement shall be held to be invalid in any circumstance, such invalidity shall not affect any other provisions or circumstances.

     Section 10. Counterparts.
     -------------------------

     This Twelfth Supplemental Loan Agreement may be executed and delivered in any number of counterparts, each of which shall be deemed to be an original, but such counterparts together shall constitute one and the same instrument.

     Section 11. Captions.
     ---------------------

     The captions in this Twelfth Supplemental Loan Agreement are for convenience only and shall not affect the construction hereof.
Section 12. Governing Law. This instrument shall be governed by the laws of The State of New Hampshire.

     Section 12.  Governing Law.
     ---------------------------

     This instrument shall be governed by the laws of The State of New
Hampshire.

     Section 13. Binding Effect.
     ---------------------------

     This Twelfth Supplemental Loan Agreement shall inure to the benefit of and be binding on the Authority and the Company and their respective successors and assigns (including, without limitation, the Trustee as grantee and assignee under the Indenture in accordance with all the terms thereof and hereof) and for the purpose. of Sections 4(a), 4(b), and 4(c) hereof the directors, members, officers, employees and agents of the Authority and their respective heirs, personal representatives and assigns.

     Section 14. Obligations of the Company Under the Indenture.
     -----------------------------------------------------------

     The Company hereby assumes and agrees to perform all of the obligations imposed upon it under the Indenture and shall be entitled to all rights and benefits granted to it or on its behalf thereunder.

     IN WITNESS WHEREOF, the parties have caused this Twelfth Supplemental Loan Agreement to be duly executed and their respective seals to be hereunto affixed, all as of the date first above written.

                              BUSINESS FINANCE AUTHORITY OF THE
                              STATE OF NEW HAMPSHIRE

[Seal]


                                   s/
                              By: ______________________________
                                        Executive Director



                              NEW ENGLAND POWER COMPANY

[Seal]

                                   s/John G. Cochrane
                              By: _______________________________
                                        Assistant Treasurer

Attest:


s/Kirk L. Ramsauer
______________________________
     Assistant Clerk